Acquisitions	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions
6.	ACQUISITIONS

Acquisitions in the year ended December 31, 2016

On January 4, 2016, the Company completed the acquisition of 100% of the common shares and voting interests of the Getrag Group of Companies [“Getrag”]. Getrag is a global supplier of automotive transmission systems, including manual, automated-manual, dual clutch, hybrid and other advanced systems. The purchase price was approximately $1.9 billion [net of $136 million cash acquired]. The acquired business has sales primarily to BMW, Audi, Jiangling Motors, Ford, Volvo and Dongfeng.

The acquisition of Getrag was accounted for as a business combination. The following table summarizes the amounts recognized for assets acquired and liabilities assumed:

Final
allocation
Cash	$136
Non-cash working capital	(395)
Investments	1,497
Fixed assets	445
Goodwill	590
Other assets	24
Intangibles	372
Deferred tax assets	34
Long-term employee benefit liabilities	(137)
Long-term debt	(117)
Other long-term liabilities	(52)
Deferred tax liabilities	(119)
Non-controlling interest	(287)

Consideration paid	1,991
Less: Cash acquired	(136)

Net cash outflow	$1,855

The investments amount includes the following equity investments that were acquired as part of the business combination:

	Ownership	Investment
	percentage	balance
Getrag Ford Transmission GmbH	50.0%	$340
Getrag (Jiangxi) Transmission Co., Ltd [“GJT”]	66.7%	$1,077
Dongfeng Getrag Transmission Co. Ltd	50.0%	$80

The Company accounts for the investments under the equity method since it has the ability to exercise significant influence but does not hold a controlling financial interest.

Recognized goodwill is attributable to the assembled workforce, expected synergies and other intangible assets that do not qualify for separate recognition. All of the goodwill recognized was assigned to the Company’s European segment.

Intangible assets consist primarily of amounts recognized for the fair value of customer relationship intangibles and patents. These amortizable intangible assets are being amortized on a straight-line basis over a 15 year estimated useful life.

Sales and net income for the acquired Getrag entities for the year ended December 31, 2016 were $2.0 billion and $45 million, respectively.

Other

During the fourth quarter of 2016, the Company acquired 100% of the equity interest in the BÖCO Group of Companies [“BÖCO”]. BÖCO is an automotive supplier of latches, hinges and strikers, with sales primarily to the BMW Group, Daimler and Audi.

During the second quarter of 2016, the Company acquired 100% of the equity interest in Telemotive AG, an engineering service provider in the field of automotive electronics. The acquired business has sales primarily to BMW, Volkswagen and Daimler.

These entities have been included in our consolidated results of operations since their respective acquisition dates. The effects of these acquisitions, individually and in aggregate, were not material to the Company’s consolidated results of operations.